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                      SUPPLEMENT DATED JUNE 22, 2009 TO THE
                      PROSPECTUSES DATED MARCH 2, 2009 FOR
                          SELIGMAN FRONTIER FUND, INC.
                                  (THE "FUND")

The first and second sentences of the fifth paragraph of the Fund's Principal Investment Strategies have been superseded and replaced as follows:

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 25% of its net assets in foreign investments.

                                                              SL-9904-2 A (6/09)